Exhibit 99.2

VANGUARD HEALTH SYSTEMS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Effective September 1, 2011, the Company acquired substantially all of the assets of two acute care hospitals with a total of 866 licensed beds located in Harlingen, Texas and Brownsville, Texas and related healthcare businesses from subsidiaries of Valley Baptist Health System (“Valley Baptist”), through a partnership in which it holds a 51% controlling interest. The Company paid approximately $201 million in cash at closing to acquire the net assets of Valley Baptist. In addition to the cash investment, the Company assumed certain of the seller’s debt and issued a 49% interest in the partnership to the seller. The Company funded the cash investment with cash on hand. The Valley Baptist purchase price is subject to working capital and other customary post-closing adjustments once the closing balance sheets for the acquired businesses become available.

The unaudited pro forma condensed combined statement of operations for the year ended June 30, 2011 and for the three months ended September 30, 2011 reflect the historical consolidated financial statements of the Company and the impact of the acquisition of Valley Baptist as if it had occurred on July 1, 2010. The unaudited pro forma condensed combined statement of operations for the year ended June 30, 2011 combines the Company’s audited consolidated statement of operations for the year ended June 30, 2011 with Valley Baptist’s audited consolidated statement of operations for the year ended August 31, 2011. The unaudited pro forma condensed combined statement of operations for the three months ended September 30, 2011 combines the Company’s unaudited condensed consolidated statement of operations, included in its Form 10-Q filed with the Securities Exchange Commission on November 3, 2011, with Valley Baptist’s unaudited condensed statement of operations for the two months ended August 31, 2011. Valley Baptist’s unaudited condensed statement of operations for the two months ended August 31, 2011 was also included in its audited statement of operations for the year ended August 31, 2011.

An unaudited pro forma condensed combined balance sheet as of September 30, 2011 is not presented since the Company’s condensed consolidated balance sheet as of September 30, 2011, included in the Form 10-Q filed with the Securities Exchange Commission on November 3, 2011, includes the balance sheet of Valley Baptist as of that date.

Effective July 1, 2011, the Company early adopted the provisions of Accounting Standards Update No. 2011-07, “Health Care Entities” (Topic 954): Presentation and Disclosure of Patient Service Revenue, Provision for Bad Debts, and the Allowance for Doubtful Accounts for Certain Health Care Entities (“ASU 2011-07”). In addition to certain expanded disclosure requirements, ASU 2011-07 requires that the provision for doubtful accounts be presented on the operating statement as a revenue deduction instead of an operating expense and that this presentation be made retroactively for previously reported periods. For purposes of presenting total revenues and total costs and expenses for the unaudited pro forma condensed combined statement of operations for the year ended June 30, 2011 and the three months ended September 30, 2011, this reclassification is reflected in the Company’s consolidated statement of operations in the “Historical Vanguard” column and is reflected in Valley Baptist’s consolidated statement of operations in the “Pro Forma Acquisition Adjustments” column.

The unaudited pro forma condensed combined financial information is presented for informational purposes only, is based on certain assumptions that management believes are reasonable and does not purport to represent the Company’s results of operations had the acquisition of Valley Baptist occurred on the date noted above or to project the results for any future date or period. The unaudited pro forma condensed combined financial information does not reflect operational changes that may be implemented by the Company and could be different than final amounts recorded upon completion of the Company’s assessment of the fair value of assets acquired or liabilities assumed. However, management does not believe that adjustments recorded as a result of the fair value assessments would have a material effect on the pro forma statements of operations presented herein. In the opinion of management, all adjustments have been made that are necessary to present fairly the unaudited pro forma condensed combined financial information.

The unaudited pro forma condensed combined financial information should be read in conjunction with the consolidated financial statements and related notes of the Company and the information set forth in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2011 and its Quarterly Report on Form 10-Q for the three months ended September 30, 2011 and the audited consolidated financial statements of Valley Baptist Health System and Subsidiaries included as an exhibit to this Current Report on Form 8-K/A.

VANGUARD HEALTH SYSTEMS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Year Ended June 30, 2011

			Pro Forma Acquisition Adjustments		Pro Forma Vanguard Combined
	Historical
	Vanguard	Valley Baptist
	(In millions, except share and per share amounts)
Patient service revenues	$4,026.5	$435.7	$—		$4,462.2
Less: Provision for doubtful accounts	(302.3)	—	(68.3	)(a)	(370.6)

Patient service revenues, net	3,724.2	435.7	(68.3)		4,091.6
Premium revenues	869.4	44.6	—		914.0
Other revenue	—	34.0	(3.3	)(h)
			(3.7	)(i)
			(1.5	)(j)
			(4.6	)(m)
			(1.0	)(n)	19.9

Total revenues	4,593.6	514.3	(82.4)		5,025.5
Costs and Expenses:
Salaries and benefits (including stock compensation)	2,020.4	177.5	—		2,197.9
Health plan claims expense	686.3	30.5	—		716.8
Supplies	669.9	68.9	2.9	(b)	741.7
Provision for doubtful accounts	—	68.3	(68.3	)(a)	—
Other operating expenses	798.8	145.1	3.7	(c)	947.6
Depreciation and amortization	193.8	27.5	(12.3	)(d)	209.0
Interest, net	171.2	15.2	(14.2	)(e)	172.2
Acquisition related expenses	12.5	—	3.5	(k)	16.0
Monitoring fees and expenses	31.3	—	—		31.3
Loss on swap termination	—	18.2	(18.2	)(l)	—
Impairment and restructuring charges	6.0	—	—		6.0
Other	(4.5)	—	(1.5	)(j)
			(4.6	)(m)	(10.6)

Total costs and expenses	4,585.7	551.2	(109.0)		5,027.9

Income (loss) from continuing operations before income taxes	7.9	(36.9)	26.6		(2.4)
Income tax benefit (expense)	(9.3)	(0.2)	4.2	(g)	(5.3)

Loss from continuing operations	(1.4)	(37.1)	30.8		(7.7)
Loss from discontinued operations, net of taxes	(5.9)	—	—		(5.9)

Net loss	(7.3)	(37.1)	30.8		(13.6)
Net loss (income) attributable to non-controlling interests	(3.6)	(0.1)	10.6	(f)	6.9

Net loss attributable to stockholders	$(10.9)	$(37.2)	$41.4		$(6.7)

Amounts attributable to stockholders:
Loss from continuing operations, net of taxes	$(5.0)	$(37.2)	$41.4		$(0.8)
Loss from discontinued operations, net of taxes	(5.9)	—	—		(5.9)

Net loss attributable to stockholders	$(10.9)	$(37.2)	$41.4		$(6.7)

Loss per share attributable to Vanguard Health Systems, Inc. stockholders:
Basic
Continuing operations	$(0.11)				$(0.02)
Discontinued operations	(0.13)				(0.13)

Net loss attributable to Vanguard Health Systems, Inc. stockholders	$(0.24)				$(0.15)

Diluted
Continuing operations	$(0.11)				$(0.02)
Discontinued operations	(0.13)				(0.13)

Net loss attributable to Vanguard Health Systems, Inc. stockholders	$(0.24)				$(0.15)

Weighted average shares (in thousands):
Basic	45,329				45,329

Diluted	45,329				45,329

See notes to unaudited pro forma condensed combined statement of operations.

VANGUARD HEALTH SYSTEMS, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED

COMBINED STATEMENT OF OPERATIONS

For the year ended June 30, 2011

(a)	To reclassify Valley Baptist’s provision for doubtful accounts of $68.3 million to a revenue deduction instead of being presented as an operating expense, in response to the Company’s early adoption of ASU 2011-07.

(b)	To reflect the estimated additional sales taxes for Valley Baptist of $2.9 million for the period that the Company will be required to pay as a for-profit healthcare provider.

(c)	To reflect the estimated additional property taxes for Valley Baptist of $3.7 million for the period that the Company will be required to pay as a for-profit healthcare provider.

(d)	To eliminate the historical depreciation and amortization of Valley Baptist of $27.5 million and to record the Company’s estimate of post-acquisition depreciation and amortization of $15.2 million for Valley Baptist for the period. The post-acquisition estimate was determined using the acquisition date preliminary estimated fair values of property, plant and equipment and using average estimated remaining useful lives of fifteen years for real property and approximately four years for personal property. The estimate will be adjusted when the Company obtains final third party appraisals of property, plant and equipment.

(e)	To adjust net interest to reflect the elimination of historical Valley Baptist interest expense for debt not acquired by the Company.

(f)	To reflect the estimated additional non-controlling interest losses representing the 49% non-controlling partner’s interest in the Valley Baptist partnership operations, as adjusted to reflect the terms of the operating agreement entered into as part of the Acquisition.

(g)	To record income tax benefit of $4.2 million related to the acquired Valley Baptist operations including the impact of Acquisition-related pro forma adjustments for the period presented.

(h)	To eliminate $3.3 million from other revenue for net assets released from restriction for operations during the period. The Company did not acquire these board-restricted and donor-restricted assets.

(i)	To eliminate $3.7 million from other revenue for realized gains and investment income during the period related to Valley Baptist assets that the Company did not acquire.

(j)	To reclassify $1.5 million of realized gains and investment income recognized by Valley Baptist during the period from “Other revenue” to “Other” in the statement of operations to conform to the Company’s presentation of these items on a combined basis.

(k)	To record $3.5 million of acquisition related expenses for the Valley Baptist acquisition directly attributable to the transaction.

(l)	To eliminate the $18.2 million loss on swap termination since this loss related to debt that was not acquired by the Company.

(m)	To reclassify Valley Baptist’s gain on disposal of assets from “Other revenue” to “Other” on the statement of operations to conform to the Company’s presentation on a combined basis.

(n)	To eliminate certain other revenues related to operations not acquired by the Company.

VANGUARD HEALTH SYSTEMS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Three Months Ended September 30, 2011

	Historical		Pro Forma Acquisition		Pro Forma Vanguard
	Vanguard	Valley Baptist	Adjustments		Combined
	(In millions, except share and per share amounts)
Patient service revenues	$1,358.7	$65.1	$—		$1,423.8
Less: Provision for doubtful accounts	(126.2)	—	(6.8	)(a)	(133.0)

Patient service revenues, net	1,232.5	65.1	(6.8)		1,290.8
Premium revenues	211.0	7.8	—		218.8
Other revenue	—	(0.6)	—		(0.6)

Total revenues	1,443.5	72.3	(6.8)		1,509.0

Costs and Expenses:
Salaries and benefits (includes stock compensation)	665.0	31.4	—		696.4
Health plan claims expense	164.7	7.4	—		172.1
Supplies	213.6	10.0	0.5	(b)	224.1
Provision for doubtful accounts	—	6.8	(6.8	)(a)	—
Other operating expenses	278.1	15.1	0.6	(c)	293.8
Depreciation and amortization	62.6	4.5	(2.0	)(d)	65.1
Interest, net	45.8	2.5	(2.3	)(e)	46.0
Acquisition related expenses	12.2	—	(3.5	)(h)	8.7
Debt extinguishment costs	38.9	—	—		38.9
Other	(2.4)	1.8	—		(0.6)

Total costs and expenses	1,478.5	79.5	(13.5)		1,544.5

Loss from continuing operations before income taxes	(35.0)	(7.2)	6.7		(35.5)
Income tax benefit (expense)	13.6	(0.1)	0.3	(g)	13.8

Loss from continuing operations	(21.4)	(7.3)	7.0		(21.7)
Loss from discontinued operations, net of taxes	(0.1)	—	—		(0.1)

Net loss	(21.5)	(7.3)	7.0		(21.8)
Net loss attributable to non-controlling interests	2.3	0.1	1.2	(f)	3.6

Net loss attributable to stockholders	$(19.2)	$(7.2)	$8.2		$(18.2)

Amounts attributable to stockholders:
Loss from continuing operations, net of taxes	$(19.1)	$(7.2)	$8.2		$(18.1)
Loss from discontinued operations, net of taxes	(0.1)	—	—		(0.1)

Net loss attributable to stockholders	$(19.2)	$(7.2)	$8.2		$(18.2)

Loss per share attributable to Vanguard Health Systems, Inc. stockholders:
Basic
Continuing operations	$(0.26)				$(0.24)
Discontinued operations	—				—

Net loss attributable to Vanguard Health Systems, Inc. stockholders	$(0.26)				$(0.24)

Diluted
Continuing operations	$(0.26)				$(0.24)
Discontinued operations	—				—

Net loss attributable to Vanguard Health Systems, Inc. stockholders	$(0.26)				$(0.24)

Weighted average shares (in thousands):
Basic	74,854				74,854

Diluted	74,854				74,854

VANGUARD HEALTH SYSTEMS, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED

COMBINED STATEMENT OF OPERATIONS

For the three months ended September 30, 2011

(a)	To reclassify Valley Baptist’s provision for doubtful accounts of $6.8 million to a revenue deduction instead of being presented as an operating expense, in response to the Company’s early adoption of ASU 2011-07.

(b)	To reflect the estimated additional sales taxes for Valley Baptist of $0.5 million for the period that the Company will be required to pay as a for-profit healthcare provider.

(c)	To reflect the estimated additional property taxes for Valley Baptist of $0.6 million for the period that the Company will be required to pay as a for-profit healthcare provider.

(d)	To eliminate the historical depreciation and amortization of Valley Baptist of $4.5 million and to record the Company’s estimate of post-acquisition depreciation and amortization of $2.5 million for Valley Baptist for the period. The post-acquisition estimate was determined using the acquisition date preliminarily estimated fair values of property, plant and equipment and using average estimated remaining useful lives of fifteen years for real property and approximately four years for personal property. The estimate will be adjusted when the Company obtains final estimates for property, plant and equipment.

(e)	To adjust net interest to reflect the elimination of historical Valley Baptist interest expense for debt not acquired by the Company.

(f)	To reflect the estimated additional non-controlling interest losses representing the 49% non-controlling partner’s interest in the Valley Baptist partnership operations, as adjusted to reflect the terms of the operating agreement entered into as part of the Acquisition.

(g)	To record income tax benefit of $0.3 million related to the acquired Valley Baptist operations including the impact of Acquisition-related pro forma adjustments for the period presented.

(h)	To eliminate $3.5 million of acquisition related expenses directly attributable to the Valley Baptist acquisition that were recognized in the Company’s condensed consolidated statement of operations for the three months ended September 30, 2011, but was reflected as a pro forma adjustment in the unaudited pro forma condensed combined statement of operations for the year ended June 30, 2011.